Common Shareholders' Equity	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
Common Shareholders' Equity
Common Shareholders’ Equity
Common Stock
Series A Common Shares are convertible on a share-for-share basis into Common Shares. In matters other than the election of directors, each Series A Common Share is entitled to ten votes per share, compared to one vote for each Common Share. The Series A Common Shares are entitled to elect eight directors, and the Common Shares elect four. TDS has reserved 7,288,000 Common Shares at December 31, 2018, for possible issuance upon conversion of Series A Common Shares.
The following table summarizes the number of Common and Series A Common Shares issued.

	Common Shares	Series A Common Shares	Common Treasury Shares
(Shares in millions)
Balance at December 31, 2015	126	7	24
Dividend reinvestment, incentive and compensation plans	—	—	(1)
Balance at December 31, 2016	126	7	23
Dividend reinvestment, incentive and compensation plans	—	—	(1)
Balance at December 31, 2017	126	7	22
Dividend reinvestment, incentive and compensation plans	—	—	(3)
Balance at December 31, 2018	126	7	19

On August 2, 2013, the Board of Directors of TDS authorized a $250 million stock repurchase program for the purchase of TDS Common Shares from time to time pursuant to open market purchases, block transactions, private purchases or otherwise, depending on market conditions. This authorization does not have an expiration date.
In November 2009, U.S. Cellular announced by Form 8-K that the Board of Directors of U.S. Cellular authorized the repurchase of up to 1,300,000 Common Shares on an annual basis beginning in 2009 and continuing each year thereafter, on a cumulative basis. In December 2016, the U.S. Cellular Board amended this authorization to provide that, beginning on January 1, 2017, the authorized repurchase amount with respect to a particular year will be any amount from zero to 1,300,000 Common Shares, as determined by the Pricing Committee of the Board of Directors, and that if the Pricing Committee did not specify an amount for any year, such amount would be zero for such year. The Pricing Committee has not specified any increase in the authorization since that time. The Pricing Committee also was authorized to decrease the cumulative amount of the authorization at any time, but has not taken any action to do so at this time. As of December 31, 2018, the total cumulative amount of Common Shares authorized to be purchased is 5,901,000. The authorization provides that share repurchases will be made pursuant to open market purchases, block purchases, private purchases, or otherwise, depending on market prices and other conditions. This authorization does not have an expiration date.
Tax-Deferred Savings Plan
At December 31, 2018,TDS has reserved 90,000 Common Shares for issuance under the TDS Tax-Deferred Savings Plan, a qualified profit‑sharing plan pursuant to Sections 401(a) and 401(k) of the Internal Revenue Code. Participating employees have the option of investing their contributions and TDS’ contributions in a TDS Common Share fund, a U.S. Cellular Common Share fund or certain unaffiliated funds.